UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2009

I.R.S.
Employer
Commission	Exact name of registrant as specified in its charter	State of	Identification
File Number	and principal office address and telephone number	Incorporation	No.
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On March 5, 2009, the Board of Directors of Washington Gas Light Company (Washington Gas), a wholly-owned subsidiary of WGL Holdings, Inc., amended Article III, Section 3 of its Bylaws. The Bylaw amendment provides that in the absence of the Chairman of the Board, the Lead Director shall preside at meetings of the Board of Directors. In the absence of the Chairman of the Board and the Lead Director, and provided that a quorum is present, the senior member of the Board of Directors present, in terms of service on the Board, shall serve as Chairman pro tem of the meeting. This Bylaw amendment conforms the Bylaws to existing provisions of the Corporate Governance Guidelines. The amendment became effective immediately upon adoption.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
     3(ii) Bylaws, as amended, of Washington Gas Light Company.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company (Registrant)
Date: March 6, 2009	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)

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